SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2001

Aperian, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-8164 (Commission File Number)	74-2971167 (I.R.S. Employer Identification Number)

3030 North Third Street, Seventh Floor Phoenix, Arizona (Address of principal executive offices)		85012 (Zip code)

Registrant’s telephone number, including area code: (602) 776-0883

1121 East 7th Street,
Austin, Texas 78702
(Former name or former address, if changed since last report)

Item 8. Change in Fiscal Year.

      On May 23, 2001, the board of directors of the Company determined to change the Company’s fiscal year from the year ended March 31 to the year ended December 31. The transition period will be reported in the Company’s Form 10-KSB for the period ended December 31, 2001.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Aperian, Inc.

By: /s/ Peter E. Lorenzen

Peter E. Lorenzen Vice President

June 6, 2001